EXHIBIT 99

CAUTIONARY STATEMENT

Granite City Food & Brewery Ltd., or persons acting on our behalf, or outside reviewers retained by us making statements on our behalf, or underwriters of our securities, from time to time, may make, in writing or orally, “forward-looking statements” as defined under the Private Securities Litigation Reform Act of 1995. This Cautionary Statement, when used in conjunction with an identified forward-looking statement, is for the purpose of qualifying for the “safe harbor” provisions of the Litigation Reform Act and is intended to be a readily available written document that contains factors which could cause results to differ materially from such forward-looking statements. These factors are in addition to any other cautionary statements, written or oral, which may be made, or referred to, in connection with any such forward-looking statement.

The following matters, among others, may have a material adverse effect on our business, financial condition, liquidity, results of operations or prospects, financial or otherwise. Reference to this Cautionary Statement in the context of a forward-looking statement or statements shall be deemed to be a statement that any one or more of the following factors may cause actual results to differ materially from those in such forward-looking statement or statements.

Risks Related to our Business

We cannot predict whether we will be able to achieve or sustain revenue growth, profitability or positive cash flow. Our operating experience has not been long enough for us to know whether we can achieve and sustain profitable operations and positive cash flow. Our operating results can be affected by changes in guest tastes, the popularity of handcrafted beers, economic conditions in our markets, and the level of competition in our markets.

We may not be able to achieve and manage planned expansion. We face many business risks associated with our proposed growth, including the risk that our existing management, information systems and financial controls will be inadequate to support our planned expansion. We cannot predict whether we will be able to respond on a timely basis to all of the changing demands that our planned expansion will impose on management and these systems and controls. If we fail to continue to improve management, information systems and financial controls, or if we encounter unexpected difficulties during expansion, our business, financial condition, operating results and cash flows could be materially adversely affected.

We may be unable to recruit, motivate and retain qualified employees. Our success depends, in part, upon our ability to attract, motivate and retain a sufficient number of qualified employees, including trained brewing personnel, restaurant managers, kitchen staff and wait staff, to keep pace with our expansion schedule. Qualified individuals needed to fill these positions could be in short supply in one or more of our markets. Our inability to recruit, motivate and retain such individuals may delay the planned openings of new restaurants or result in high employee turnover in existing restaurants, either of which could have a material adverse effect on our business, financial condition, operating results and cash flows. Additionally, competition for qualified employees could require us to pay higher wages and provide additional benefits to attract sufficient employees, which could result in higher labor costs.

We may be unable to successfully compete with other restaurants in our markets. The restaurant industry is intensely competitive. There are many well-established competitors with greater financial, marketing, personnel and other resources than ours, and many of such competitors are well established in the markets where we have restaurants, or in which we intend to establish restaurants. Additionally, other companies may develop restaurants with similar concepts in our markets. Any inability to successfully compete with restaurants in our markets could prevent us from increasing or sustaining our revenues and result in a material adverse effect on our business, financial condition, results of operations or cash flows. We may also need to make changes to our established concept in order to compete with new and developing restaurant concepts that become popular within our markets. We cannot assure you that we will be successful in implementing such changes or that these changes will not reduce our profitability.

Changes in consumer preferences or discretionary consumer spending could negatively impact our results. Our operating results may be affected by changes in guest tastes, the popularity of handcrafted beers, general economic and political conditions and the level of competition in our markets. Our continued success depends, in part, upon the popularity of micro-brewed beers and casual, broad menu restaurants. Shifts in consumer preferences away from these beers and this dining style could materially adversely affect our future profitability. Also, our success depends to a significant extent on numerous factors affecting discretionary consumer spending, including general economic conditions, disposable consumer income and consumer confidence. In a weak economy, our customers may reduce their level of discretionary spending which could impact the frequency with which our customers choose to dine out or the amount they spend when they do dine out, thereby reducing our revenues. Adverse economic conditions and changes in consumer preferences could reduce guest traffic or impose practical limits on pricing, either of which could materially adversely affect our business, financial condition, operating results and cash flows.

Our business could be materially adversely affected if we are unable to expand in a timely and profitable manner. To continue to grow, we must open new restaurants on a timely and profitable basis. We may experience delays in restaurant openings which could materially adversely affect our business, financial condition, operating results and cash flows. Our ability to expand successfully depends upon a number of factors, some of which are beyond our control, including:

•	identification and availability of suitable restaurant sites;

•	competition for restaurant sites;

•	management of construction and development costs of new restaurants;

•	availability of financing for the purchase or lease of restaurant and brewing equipment and leasehold improvements;

•	securing required governmental approvals, licenses and permits;

•	recruitment of qualified operating personnel, particularly general managers and kitchen managers; and

•	competition in new markets.

In addition, we contemplate entering geographic markets in which we have no operating experience. These new markets may have demographic characteristics, competitive conditions, consumer tastes and discretionary spending patterns different than those present in our existing markets, which may cause our new restaurants to be less successful than our existing restaurants.

Unanticipated costs or delays in the development or construction of our restaurants could prevent our timely and cost-effective opening of new restaurants. Our developer depends upon contractors for the construction of our restaurants. After construction, we invest heavily in leasehold improvements for completion of our restaurants. Many factors could adversely affect the cost and time associated with our development of restaurants, including:

•	labor disputes;

•	shortages of materials and skilled labor;

•	adverse weather;

•	unforeseen construction problems;

•	environmental problems;

•	zoning problems;

•	federal, state and local government regulations;

•	modifications in design; and

•	other unanticipated increases in costs.

Any of these factors could give rise to delays or cost overruns which may prevent us from developing additional restaurants within anticipated budgets and expected development schedules. Any such failure could have a material adverse effect on our business, financial condition, operating results and cash flows.

We may be unable to fund our significant future capital needs in the long term and we may need additional funds sooner than anticipated. To finance our expansion plans, we require funds for capital expenditures, pre-opening costs and to offset negative cash flow related to new restaurant openings. We may not be able to obtain the future financing we need for expansion on acceptable terms. If we do not generate sufficient cash flow from current operations or if financing is not available to us, we will have to curtail projected growth, which could materially adversely affect our business, financial condition, operating results and cash flows. We may raise future capital through the issuance of our securities. Depending upon the price at which we issue securities to fund expansion, your holdings may be diluted. Specifically, our future expansion may be delayed or curtailed:

•	if future cash flows from operations fail to meet our expectations;

•	if costs and capital expenditures for new restaurant development exceed anticipated amounts;

•	if we incur unanticipated expenditures related to our operations;

•	if we are unable to obtain acceptable equipment financing of restaurants; or

•	if we are required to reduce prices to respond to competitive pressures.

Our operations depend upon governmental licenses or permits and we may face liability under dram shop statutes. Our business depends upon obtaining and maintaining required food service, liquor and brewing licenses for each of our restaurants. If we fail to hold all necessary licenses, we may be forced to delay or cancel new restaurant openings and close or reduce operations at existing locations. We must comply with federal licensing requirements imposed by the United States Department of Treasury, Alcohol and Tobacco Tax and Trade Bureau, as well as licensing requirements of states and municipalities where we operate restaurants. Failure to comply with federal, state or local regulations could cause our licenses to be revoked or force us to cease brewing and selling our beer. Typically, licenses must be renewed annually and may be revoked and suspended for cause at any time. State liquor and brewing laws may prevent or impede our expansion into certain markets. Although we have not experienced, and do not anticipate, any significant problems in obtaining required licenses, permits or approvals, any delays or failures to obtain required licenses, permits or approvals could delay or prevent our expansion in a particular area. In addition, our sale of alcoholic beverages subjects us to “dram shop” statutes in some states. These statutes allow an injured person to recover damages from an establishment that served alcoholic beverages to an intoxicated person. If we receive a judgment substantially in excess of our insurance coverage, or if we fail to maintain our insurance coverage, our business, financial condition, operating results and cash flows could be materially and adversely affected.

Compliance with changing regulation of corporate governance, public disclosure and financial accounting standards may result in additional expenses and affect our reported results of operations. Keeping informed of, and in compliance with, changing laws, regulations and standards relating to corporate governance, public disclosure and accounting standards, including the Sarbanes-Oxley Act, as well as new and proposed SEC regulations, Nasdaq Stock Market rules and accounting standards, has required an increased amount of management attention and external resources. Compliance with such requirements may result in increased general and administrative expenses and an increased allocation of management time and attention to compliance activities. Additionally, changes to existing rules or current practices may adversely affect our reported financial results.

We may be exposed to potential risks relating to our internal controls over financial reporting and our ability to have those controls attested to by our independent registered public accounting firm. As directed by Section 404 of the Sarbanes-Oxley Act, the SEC adopted rules requiring public companies to include a report of management on internal control over financial reporting in their annual reports, including Annual Reports on Form 10-KSB, which we file. In addition, the independent registered public accounting firm auditing a public company’s financial statements must attest to and report on management’s assessment of the effectiveness of the company’s internal control over financial reporting as well as the operating effectiveness of the company’s internal controls over financial reporting. We do not expect to be subject to these requirements for fiscal year 2005. We are evaluating our internal controls over financial reporting in order to allow our management to report on, and our independent registered public accounting firm to attest to, our internal controls, as a required part of our annual report, beginning with our annual report for fiscal year 2006.

While we expect to expend significant resources during fiscal years 2005 and 2006 in developing the necessary documentation and testing procedures required by Section 404 of the Sarbanes-Oxley Act, there is a risk that we will not comply with all of the requirements imposed thereby. At present, there is no precedent available with which to measure compliance adequacy. Accordingly, there can be no assurance that we will not receive an adverse report on our assessment of our internal controls over financial reporting and/or the operating effectiveness of our internal controls over financial reporting from our independent registered public accounting firm.

In the event we identify significant deficiencies or material weaknesses in our internal controls over financial reporting that we cannot remediate in a timely manner or we receive an adverse report from our independent registered public accounting firm with respect to our internal controls over financial reporting, investors and others may lose confidence in the reliability of our financial statements and our ability to obtain equity or debt financing could be adversely affected.

In addition to the above, in the event that our independent registered public accounting firm is unable to rely on our internal controls over financial reporting in connection with their audit of our financial statements, and in the further event that they are unable to devise alternative procedures in order to satisfy themselves as to the material accuracy of our financial statements and related disclosures, it is possible that we could receive a qualified or adverse audit opinion on those financial statements. In that event, the market for our common stock could be adversely affected. In addition, investors and others may lose confidence in the reliability of our financial statements and our ability to obtain equity or debt financing could be adversely affected.

Because the value of our business depends primarily upon intangible assets, such as our business concept and development strategy, the value of your investment could decrease significantly in the event of liquidation. Because we do not own the real estate at any of our existing locations, we only own the building at one of our existing locations, we lease much of the equipment we use, and we do not plan to own the real estate or buildings in which our future restaurants will be located, our tangible assets mainly consist of inventory. Until we establish a history of earnings, the value of our business that could be realized upon liquidation is comprised of intangible assets, including our business concept, development strategy, intellectual property, trademarks, goodwill and employee know-how. If our business is not successful, the value of our intangible assets could decrease significantly. The value of your investment could decrease as a result.

Risks Related to our Securities

Fluctuations in our operating results may decrease the price of our securities. Our operating results may fluctuate significantly because of several factors, including the timing of new restaurant openings and related expenses, profitability of new restaurants, increases or decreases in comparable restaurant sales, general economic conditions, consumer confidence in the economy, changes in consumer preferences, competitive factors and weather conditions. Consequently, our operating results may fall below the expectations of public market analysts and investors for any given reporting period. In that event, the price of our securities would likely decrease.

Our existing shareholders have significant control which could reduce your ability to receive a premium for your shares through a change in control. As of August 31, 2005, our directors and executive officers, as a group, beneficially owned over 25% of our common stock. As a result, they may be able to control our company and direct our affairs, including the election of directors and approval of significant corporate transactions. This concentration of ownership may also delay, defer or prevent a change in control of our company, and make some transactions more difficult or impossible without their support. These transactions might include proxy contests, tender offers, open market purchase programs or other share purchases that could give our shareholders the opportunity to realize a premium over the then prevailing market price of our common stock. As a result, this concentration of ownership could depress our stock price.

If we do not maintain our Nasdaq listing, you may have difficulty reselling your units, common stock or Class A Warrants. We will need to maintain certain financial and corporate governance qualifications to keep our units, common stock and Class A Warrants listed on Nasdaq. We cannot assure you that we will at all times meet the criteria for continued listing on The Nasdaq SmallCap Market. If we fail to maintain such qualifications, including a minimum bid price for our common stock of $1.00, our securities may be delisted. In the event of delisting, trading, if any, would be conducted in the over-the-counter market in the so-called “pink sheets” or on the OTC Bulletin Board. In addition, our securities could become subject to the SEC’s “penny stock rules.” The penny stock rules would impose additional requirements on broker-dealers who effect trades in our securities, other than trades with their established customers and accredited investors. Consequently, the delisting of our securities and the applicability of the penny stock rules may adversely affect the ability of broker-dealers to sell our securities, which may adversely affect your ability to resell our securities. If any of these events take place, you may not be able to sell as many securities as you desire, you may experience delays in the execution of your transactions and our securities may trade at a lower market price than they otherwise would.

If we do not maintain the effectiveness of our initial public offering prospectus, holders of our Class A Warrants will be unable to exercise such warrants. Holders of our Class A Warrants will be able to exercise the Class A Warrants only if a current prospectus relating to the shares underlying the Class A Warrants is then in effect and only if such securities are qualified for sale or exempt from qualification under the applicable securities laws of the state in which such holder resides. We cannot assure you that we will be able to maintain the effectiveness of a current prospectus covering the shares underlying the Class A Warrants or maintain the registration of such shares under the securities laws of the states in which we initially qualified the units for sale in our initial public offering. We cannot issue shares upon the exercise of Class A Warrants if the prospectus covering the shares is not kept effective or if the exercise of the Class A Warrants is not qualified or exempt from qualification in the state where the exercising holder resides.

We may redeem the Class A Warrants at a price less than market value. We may redeem the Class A Warrants at $0.01 per share if the closing bid price of our common stock exceeds $5.83 per share, subject to adjustment, for 45 consecutive trading days. As a result of anti-dilution adjustments applicable to the Class A Warrants through the date of this prospectus, the foregoing redemption threshold adjusted from $6.25 to $5.83. We must give 20 days written notice of such redemption. If we redeem the Class A Warrants, holders will lose their right to exercise the Class A Warrants except during the 20-day redemption period. Redemption of the Class A Warrants could force holders to exercise the Class A Warrants at a time when it may be disadvantageous for them to do so or to sell the Class A Warrants at the then current market price or accept the redemption price, which could be substantially less than the market value of the Class A Warrants at the time of redemption.